UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

HPS CORPORATE LENDING FUND

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	87-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 4, 2026, HPS Corporate Lending Fund (the “Fund”), as borrower, entered into that certain Amendment No. 4 to Senior Secured Revolving Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto, amending that certain Senior Secured Revolving Credit Agreement, dated as of June 23, 2022, among the Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto (as amended by that certain Amendment No. 1, dated as of October 30, 2023, by that certain Amendment No. 2, dated as of June 11, 2024, by that certain Amendment No. 3, dated as of April 29, 2025 and by the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

The Amendment provides for, among other things, (i) an increase in the aggregate commitments of the lenders from $2,650,000,000 to $3,325,000,000, (ii) an extension of the Commitment Termination Date from April 29, 2029 to August 4, 2030, (iii) an extension of the Maturity Date from April 29, 2030 to August 4, 2031, (iv) an amendment to the accordion provision to permit increases up to a total facility amount of $4,987,500,000 and (v) removal of the credit spread adjustment of 0.10% that was previously added to the Term SOFR Rate applicable to U.S. dollar loans.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Amendment and the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

10.1*	Amendment No. 4 to Senior Secured Revolving Credit Agreement, dated August 4, 2026, by and among HPS Corporate Lending Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: August 5, 2026	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer